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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-58635, No. 333-43423 and No. 333-45913) and in
the Registration Statements on Form S-8 (No. 333-10487, No. 333-91551, No. 333-82025, No. 333-82023 and No. 333-81977) of Metal Management, Inc. of our
report dated July 24, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP



Chicago, Illinois
July 30, 2001